SCHEDULE
                              TO THE
                         MASTER AGREEMENT
                    dated as of ________, ____
                             between
              [MORGAN STANLEY CAPITAL SERVICES INC.]
                           ("Party A")
                               and
                     SATURNS TRUST NO. _____
                    ("Party B" or the "Trust")

Part 1.    Termination Provisions.

(a) "Specified Entity" means in relation to Party A for the purpose of:-
      Section 5(a)(v), None Specified
      Section 5(a)(vi), None Specified
      Section 5(a)(vii), None Specified
      Section 5(b)(iv), None specified
      and in relation to Party B for the purpose of:-
      Section 5(a)(v), None Specified
      Section 5(a)(vi), None Specified
      Section 5(a)(vii), None Specified
      Section 5(b)(iv), None Specified

(b) "Specified Transaction" means, in lieu of the meaning specified in Section 14, any contract or transaction (whether or not documented under or effected pursuant to a master agreement) now existing or hereafter entered into between Party A, any Credit Support Provider of Party A or any Affiliate of Party A, and Party B, any Credit Support Provider of Party B or any Affiliate of Party B, provided however, that (i) Specified Transaction shall exclude any contract or transaction for Specified Indebtedness and any securities repurchase or reverse repurchase agreement or similar transaction, and (ii) for the purposes of Section 5(a)(v), Specified Transaction shall also exclude any contract or transaction not documented under or effected pursuant to a master agreement.

(c) "Failure to Pay or Deliver", "Breach of Agreement", "Credit Support Default" "Misrepresentation", "Default Under Specified Transaction" and "Cross- Default": Section 5(a)(i) is amended by deleting the words "if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party." Sections 5(a)(ii), 5(a)(iv), 5(a)(v) and 5(a)(vi) will not apply to Party A or Party B (provided that a default by Party B under a Specified Transaction may independently give rise to a Trust Wind Up Event under the terms of the Trust Agreement dated ______, _____ between MSDW Structured Asset Corp. as Depositor and Chase Bank of Texas, National Association, as Trustee (the "Trust Agreement")). Section 5(a)(iii) will not apply to Party B.

(d)   "Specified Indebtedness" has the meaning specified in
      Section 14.

(e)   "Threshold Amount" means, with respect to a party, U.S.
      $10,000,000 (or the equivalent in another currency, currency unit or combination thereof).

(f)   "Credit Event Upon Merger"; "Tax Event Upon Merger":
      Sections 5(b)(iii) and 5(b)(iv) shall not apply.

(g) The "Automatic Early Termination" provisions of Section 6(a) will not apply to Party A and will not apply to Party B; provided, however, where the Event of Default is specified in Sections 5(a)(vii)(1),(3),(4),(5),(6) or to the extent analogous thereto, (8) is governed by a system of laws which does not permit termination to take place upon or after the occurrence of the relevant Event of Default in accordance with the terms of this Agreement, then the Automatic Early Termination provision of Section 6(a) will apply to Party A and Party B.

(h) Payments on Early Termination. "Market Quotation" and "Second Method" will apply for purposes of Section 6(e) of this Agreement; provided, however, that notwithstanding any other provision of this Agreement, the claim of Party A for any Settlement Amount arising other than as a result of a Debt Security Default as defined in the Trust Agreement shall be limited in accordance with the provisions of the Trust Agreement to a claim pro rata with that of the Unitholders under the Trust Agreement for their Unit Principal Balance plus accrued interest (but this proviso shall not apply if the Trust Agreement does not provide for such limitation).

(i)   "Termination Currency" means United States Dollars.

(j) Additional Termination Event will apply. Each of the following shall constitute an Additional Termination Event, with Party B as the Affected Party:

      (i) Trust Wind-Up Event. Any "Trust Wind-Up Event" shall occur in respect of Party B in accordance with Section 9.01 of the Trust Agreement:

      (ii) Debt Security Default. A "Debt Security Default" shall occur as defined in the Trust Agreement.

      In the case of a Trust Wind-Up Event, all Transactions shall be Affected Transactions. In the case of a Debt Security Default, unless otherwise provided in the related Confirmation, only the specific Transaction related to such Debt Security shall be an Affected Transaction.

(k) Events of Default with respect to Party B. With respect to Party B only, Section 5(a)(vii) shall apply with the following amendments:

      (i)    Section 5(a)(vii)(2) shall not apply;

      (ii) Section 5(a)(vii)(3) shall take effect with the words "the Unitholders" substituted for "its creditors"; and

      (iii) Sections 5(a)(vii)(6) and (7) shall take effect with the words "assets comprising the property of the Trust, otherwise than in accordance with the Trust Agreement" substituted for "all or substantially all its assets".


Part 2.  Tax Representations.

(a)   Payer Tax Representations. For the purpose of Section 3(e),
      Party A and Party B each makes the following representation:-

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(a)(iii), 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement. In making this representation, it may rely on:-

      (i) the accuracy of any representation made by the other party pursuant to Section 3(f);

      (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii); and

      (iii) the satisfaction of the agreement of the other party contained in Section 4(d);

      provided that it shall not be a breach of this representation where reliance is placed on clause (ii), and the other party does not deliver a form or document under
      Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) Payee Tax Representations. There are no payee representations.


Part 3.  Agreement to Deliver Documents.

P
Party required
to deliver            Form/Document/               Date by which                Covered by Section
document              Certificate                  to be delivered              3(d) Representation
--------------        --------------               ---------------              -------------------

Party A and Party B   Either (1) a signature       The earlier of the fifth     Yes
                      booklet containing           Business Day after the
                      secretary's certificate      Trade Date of the first
                      and resolutions              Transaction or upon
                      ("authorizing                execution of this
                      resolutions") authorizing    Agreement and as deemed
                      the party to enter into      necessary for any further


                                3


                      derivatives transactions     documentation.
                      of the type contemplated
                      by the parties or (2) a
                      secretary's certificate,
                      authorizing resolutions
                      and incumbency
                      certificate for such
                      party and any Credit
                      Support Provider of such
                      party reasonably
                      satisfactory in form and
                      substance to the other
                      party.

Party B               Certified copies             As soon as practicable       Yes
                      of documents evidencing      after the execution of
                      Party B's capacity to        this Agreement.
                      execute this Agreement,
                      each Confirmation and any
                      Credit Support Document
                      (if applicable) and to
                      perform its obligations
                      hereunder and thereunder.

Party B               A written opinion of         Upon execution of this       No
                      legal counsel to Party B,    Agreement and as deemed
                      reasonably satisfactory      necessary for any further
                      in form and substance to     documentation.
                      Party A.

Party A and Party B   Such other documents as      Upon request.                No
                      the other party may
                      reasonably request


Part 4.    Miscellaneous.

(a)   Addresses for Notices.  For the purpose of Section 12(a):-
      (i)  Address for notice or communications to Party A:-
           [Morgan Stanley Capital Services Inc.
           1585 Broadway
           New York, New York 10036
           Attention: Derivative Products Group - 3rd floor - Swaps Facsimile No.: 212-761-0580 Telephone No.: 212-761-2566]

      (ii) Address for notice or communications to Party B:-
           SATURNS Trust No. ______
           c/o Chase Bank of Texas, National Association, as Trustee 55 Water Street, North Building Room 234, Windows 20 and 21

           New York, New York  10041
           Attn: Global Trust Services -- SATURNS Trust No. ______ Facsimile No.: (713) 216-2101 Telephone No.: (713) 216-4181

(b) Notices. Section 12(a) is amended by adding in the third line thereof after the phrase "messaging system" and before the ")" the words, "; provided, however, any such notice or other communication may be given by facsimile transmission if telex is unavailable, no telex number is supplied to the party providing notice, or if answer back confirmation is not received from the party to whom the telex is sent."

(c)   Process Agent. For the purpose of Section 13(c) of this
      Agreement, Party B irrevocably appoints as its Process
      Agent:
           Same as above address for notices

(d) Offices. The provisions of Section 10(a) will apply to Party A and to Party B.

(e)   Multibranch Party. For the purpose of Section 10(c):- Party
      A is not a Multibranch Party.
      Party B is not a Multibranch Party.

(f)   "Calculation Agent" means Party A.

(g) "Credit Support Document" means any credit support annex, any Confirmation and any other document any of which by its terms secures, guarantees or otherwise supports either or both parties' obligations under this Agreement[, including, but not limited to, the guarantee of Morgan Stanley Dean Witter & Co. set forth in a letter to the Trust.]

(h)   Credit Support Provider means in relation to Party A:
      [Morgan Stanley Dean Witter & Co.]

(i) Governing Law; Jurisdiction. This Agreement, any Credit Support Document and each Confirmation will be governed by and constructed in accordance with the laws of the State of New York, without reference to its choice of law doctrine.
      Section 13(b) is amended by: (1) deleting "non-" from the second line of clause (i); and (2) deleting the final paragraph.

(j) Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(k) Netting of Payment. Clause (ii) of Section 2(c) will not apply to any amounts payable with respect to Transactions from the date of this Agreement.

(l) "Affiliate" has the meaning specified in Section 14, but excludes Morgan Stanley Derivative Products Inc.

Part 5.    Other Provisions.

(a) Trustee Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed on behalf of the Trust (i) this Agreement is executed and delivered by Chase Bank of Texas, National Association, not in its individual capacity but solely as Trustee under the Trust Agreement in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as representations, warranties, covenants, undertakings and agreements by Chase Bank of Texas, National Association in its individual capacity but is made and intended for the purpose of binding only the Trust and (iii) under no circumstances shall Chase Bank of Texas, National Association in its individual capacity be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement.

(b) Additional Representations. Section 3 is hereby amended by adding at the end thereof the following Subparagraphs:

      "(g) It is an "eligible swap participant" under, and as defined in, 17 C.F.R. ss.35.1 and was not formed solely for the purposes of constituting an "eligible swap participant."

      (h) It has entered into this Agreement (including each Transaction evidenced hereby) in conjunction with its line of business (including financial intermediation services) or the financing of its business.

      (i) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

      (j) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

      (k) Status of Parties. The other party is not acting as a fiduciary for or adviser to it in respect of that Transaction. It is entering into this Agreement, any Credit
      Support

      Document to which it is a party, each Transaction and any other documentation relating to this Agreement or any Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise)."

(c)   Setoff and Related Matters.

      (i) The occurrence or designation of an Early Termination Date on account of an Event of Default with respect to a party hereto ("Y") shall constitute a material breach and event of default (howsoever described) under all Specified Transactions to which Y is a party, whereupon the Nondefaulting Party ("X") or any Affiliate X shall have the right to terminate, liquidate and otherwise close out any such Specified Transactions
      (and Y shall be liable for any damages suffered by X and any Affiliate of X as a result thereof). For purposes of
      Section 6(a) of this Agreement, each Transaction will be deemed to be outstanding until all obligations (including payment, delivery and exchange obligations) in respect of such Transaction have been fully discharged and satisfied.

      (ii) Upon such occurrence, or designation of any Early Termination Date on account on an Event of Default, any amount payable by X or any Affiliate of X under this Agreement, any Specified Transaction with Y, or in respect of any other matured, liquidated or terminated obligation to Y will, at the option of X or any Affiliate of X (and without prior notice to Y), be reduced by its setoff and recoupment against any amount(s) payable by Y to X or any Affiliate of X under this Agreement, any Specified Transaction with Y or in respect of any other matured, liquidated or terminated obligation of Y (and any such amount(s) payable by Y will be discharged promptly and in all respects to the extent it is so setoff). X or an Affiliate of X, as appropriate, will give notice to Y after any setoff and recoupment is effected under this paragraph. For purposes of the foregoing, X and any Affiliate of X shall be entitled to convert any obligations denominated in one currency into another at such rates of exchange as it deems appropriate in good faith and in a commercially reasonable manner, and amounts may be set off and recouped irrespective of the currency, place of payment or booking office of any obligation to or from Y. If an obligation is unascertained, X or any Affiliate of X, as appropriate, may in good faith estimate that obligation and setoff and recoup in respect of that estimate, subject to the relevant party's accounting to the other(s) when the obligation is ascertained. All obligations of X and any Affiliate of X under this Agreement, any Specified Transaction with Y or in respect of any other matured, liquidated or terminated obligation to Y are subject to the condition precedent that Y shall have performed all of its obligations to X and any Affiliate of X under this Agreement, any Specified Transaction with X and in respect of any other matured, liquidated or terminated obligation of Y. Party A and Party B and their Affiliates intend that all Transactions and Specified Transactions be treated as mutual and part of a single, indivisible contractual and business relationship.

      (iii) If either party ("C"), its Credit Support Provider or any Affiliate of C has reasonable grounds for insecurity regarding a potential default under this Agreement or any Specified Transaction by the other party ("D"), any Credit Support Provider or any Affiliate of D, then C or any Affiliate of C may transfer its rights and obligations under this Agreement or any agreement for a Specified Transaction to any Affiliate of C or to C, and each of the parties hereto agrees to such transfer and to use its best efforts to obtain any required consents from its relevant Affiliate to any such transfer.

      (iv) Nothing in this Part 5(c) shall be effective to create a charge or other security interest. This Part 5(c) shall be without prejudice and in addition to any right of setoff, recoupment, combination of accounts, lien or other right to which any party or any of its Affiliates is at any time otherwise entitled (whether by operation of law, contract or otherwise).

(d)   Confirmations. Party A will deliver to Party B a
      Confirmation relating to each Transaction.

(e) Security. As collateral security for the prompt and complete payment and performance when due of the obligations of Party B hereunder, Party B hereby grants to Party A a continuing security interest in all of Party B's right, title and interest in the Trust Property as such term is defined in the Trust Agreement pursuant to which Party B was formed. Such security interest shall remain in full force and effect until Party A has received amounts due to it hereunder.

      (f) Further Acknowledgments. Each party agrees and acknowledges that:

      (i) Each transfer of funds, securities or other property under this Agreement or any Transaction hereunder constitutes a transfer that may not be avoided under Sections 544, 545, 547, 548(a)(2) or 548(b) of Title
            11 of the United States Code (the "Bankruptcy Code").

      (ii) The rights given to each party hereunder upon an Event of Default by the other to cause the liquidation and termination of this Agreement and each Transaction hereunder, and to set off mutual debts and claims in connection therewith, may not be stayed, limited or avoided under the Bankruptcy Code, including, without limitation, Section 362, 365(c) or 105(a) thereof.

(g) Non-Petition. Prior to the date that is one year and one day after all distributions in respect of the Units issued by the Trust have been made, Party A shall not take any action or institute any proceeding against the Trust under the United States Bankruptcy Code or any other liquidation, insolvency, bankruptcy, moratorium, reorganization or similar law ("Insolvency Law") applicable to the Trust, now or hereafter in effect, or which would be reasonably likely to cause the Trust to be subject to, or seek the protection of, any such Insolvency Law.

(h) Rating Agency Confirmation. No amendment to this Agreement shall take effect unless and until the Rating Agencies
      Condition specified in the Trust Agreement shall be satisfied with respect to such amendment.

      IN WITNESS WHEREOF, the parties have executed this Schedule by their duly authorized officers as of the date hereof.

                          [MORGAN STANLEY CAPITAL SERVICES INC.]


                          By: ______________________________
                              Name:
                              Title:
                              Date:

                              SATURNS TRUST NO. ______
                              By: Chase Bank of Texas, National
                                  Association, as Trustee

                          By: ____________________________
                              Name:
                              Title:
                              Date: